Commitments and Contingencies Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Unrecorded Unconditional Purchase Obligations Disclosure	The Partnership’s share of commitments to fund equipment installation and other construction contract costs as at June 30, 2020 are as follows:

	Total $	Remainder of 2020 $	2021 $	2022 $
Certain consolidated LNG carriers (i)	41,626	4,058	22,917	14,651
Bahrain LNG Joint Venture (ii)	11,351	11,351	—	—
	52,977	15,409	22,917	14,651

(i)
In June 2019, the Partnership entered into an agreement with a contractor to supply equipment on certain of the Partnership's LNG carriers in 2021 and 2022, for an estimated installed cost of $58.1 million. As at June 30, 2020, the estimated remaining cost of this installation was $41.6 million.

(ii)
The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain. As at June 30, 2020, the Partnership's proportionate share of the estimated remaining cost of $11.4 million relates to the final construction installment on the LNG terminal. The Bahrain LNG Joint Venture has remaining debt financing of $24 million, which is undrawn, of which $7 million relates to the Partnership's proportionate share of the construction commitments included in the table above.